EXHIBIT 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT OF 2002

I, Pi-Yun Chu, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  The Annual Report on Form 10-K of Omphalos, Corp. (the “Company”) for the period ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2020	By:	/s/ Pi-Yun Chu
Pi-Yun Chu
Chief Financial Officer
(Principal Financial and Accounting
Officer)

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States